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                                                                Exhibit 10.6


                 SECOND AMENDMENT TO GUARANTY OF PAYMENT OF DEBT
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                           This SECOND AMENDMENT TO GUARANTY OF PAYMENT OF DEBT
is made and entered into as of this 4th day of April, 1996 by and among FOREST CITY ENTERPRISES, INC., an Ohio corporation ("Parent"), NATIONAL CITY BANR, THE HUNTINGTON NATIONAL BANK, COMERICA BANK, FIRST NATIONAL BANK OF OHIO, and SOCIETY NATIONAL BANK (collectively the "Banks" and individually a "Bank"), and SOCIETY NATIONAL BANK, as Agent for the Banks (the "Agent").

                             W I T N E S S E T H:

                           WHEREAS, Forest City Rental Properties Corporation
("Borrower"), the Banks, and the Agent entered into a certain Credit Agreement dated as of July 25, 1994 (the "Credit Agreement");

                           WHEREAS, the Banks required, as a condition to
entering into the Credit Agreement, that Parent execute and deliver to the Agent and the Banks a certain Guaranty of Payment of Debt dated July 25, 1994 (the "Guaranty") and Parent agreed to and did execute and deliver the Guaranty to the Agent and the Banks;

                           WHEREAS, Borrower, the Banks and the Agent enterent
into a certain First Amendment to Credit Agreement dated as of September 12, 1995 amending the Credit Agreement as therein provided and Borrower, Parent, the Banks and the Agent entered into a certain First Amendment to Guaranty of Payment of Debt dated as of September 12, 1995 amending the Guaranty as therein provided; and

                           WHEREAS, Borrower, Parent, the Banks, and the Agent
desire to make certain additional amendments to the Credit Agreement and, concurrently therewith, to amend the Guaranty;

                           NOW, THEREFORE, it is mutually agreed as
follows:

                1. AMENDMENT.
                   ----------

                   Section 9.11 is amended by adding the following additional subsection (ix) thereto:

                   (ix) a collateral assignment of the rights of Borrower to receive payments in respect of certain indebtedness of Ranch Center Associates Limited Partnership to Borrower made by Borrower made by Borrower to Bank to secure payment and performance of the Debt.


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                    The period ending subsection (viii) is hereby replaced by ";
                    or" and the "or" appearing at the end of subsection (vii) is hereby deleted.

                           2. DEFINITION. Terms used in this Second Amendment
to Guaranty of Payment of Debt that are defined in the Guaranty or the Credit Agreement shall have the respective meanings ascribed to them in the Guaranty or the Credit Agreement, as the case may be.

                           3. REPRESENTATIONS AND WARRANTIES. Parent represents
and warrants to the Agent and each of the Banks that all of the representations and warranties of the Parent set forth in Section 7 of the Guaranty are true and correct on and as of the date hereof and that no Event of Default or Possible Default exists on such date.

                           4. NO WAIVER. The acceptance, execution and/or
delivery of this Second Amendment to Guaranty of Payment of Debt by the Agent and the Banks shall not constitute a waiver or release of any obligation or liability of the Parent under the Guaranty as in effect prior to the effectiveness of this Second Amendment to Guaranty of Payment of Debt or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

                           5. CONDITIONS TO EFFECTIVENESS. The amendments to the
Guaranty herein provided for shall become effective upon receipt by the Agent and the Banks of such opinions of counsel to the Borrower and the Parent, certified copies of resolutions of the boards of directors of the Borrower and the Parent, and such other documents as shall be required by the Agent, the Banks, or their respective counsel to evidence and confirm the due authorization, execution, and delivery of this Second Amendment to Guaranty of Payment of Debt.

                           6. CONFIRMATION OF GUARANTY. The Parent hereby
confirms that the Guaranty is in full force and effect on the date hereof, and that, upon the amendment herein provided becoming effective, the Guaranty will continue in full force and effect in accordance with its terms, as hereby amended


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               IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have causer this Second Amendment to Guaranty of Payment of Debt to be executed and delivered as of the date first above written.

                       FOREST CITY ENTERPRISES, INC.

                       BY: Thomas G. Smith

                       TITLE: Secretary

                       NATIONAL CITY BANK

                       BY: Anthony J. DiMare

                       TITLE: Vice President

                       THE HUNTINGTON NATIONAL

                       BY: James R. Logan

                       TITLE: Senior Vice President

                       COMERICA BANK

                       BY: John D. Price III

                       TITLE: Assistant Vice President

                       FIRST NATIONAL BANK OF OHIO

                       BY: John F. Neumann

                       TITLE: Vice President

                       SOCIETY NATIONAL BANK

                       INDIVIDUALLY AND AS AQENT

                       BY: David F. Cerny

                       TITLE:  Vice President